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                      SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C.  20549

                         ---------------------------


                                   FORM 8-K


                                CURRENT REPORT


                       Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) February 14, 1997



                       HEFTEL BROADCASTING CORPORATION
            (Exact name of registrant as specified in its charter)


   Delaware                        0-24516                      99-0113417
---------------            ------------------------            --------------
(State or other            (Commission File Number)            (IRS Employer
jurisdiction of                                                Identification
incorporation)                                                      No.)


                        100 Crescent Court, Suite 1777
                             Dallas, Texas 75201
         (Address of principal executive offices, including zip code)



(Registrant's telephone number, including area code): (214) 855-8882




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Item 2.         Acquisition or Disposition of Assets

        On February 14, 1997, Heftel Broadcasting Corporation (the "Company") completed its acquisition of Tichenor Media System, Inc. ("Tichenor"), a national radio broadcasting company engaged in the business of acquiring, developing and programming Spanish language radio stations. The acquisition was effected through the merger of a wholly owned subsidiary of the Company with and into Tichenor (the "Merger"). Under the terms of that certain Amended and Restated Agreement and Plan of Merger by and among Clear Channel Communications, Inc. ("Clear Channel") and Tichenor dated October 10, 1996 (the "Merger Agreement") (which agreement was assigned to the Company by Clear Channel), Tichenor shareholders received (a) 7.8261 shares of Heftel Class A Common Stock, par value $.001 per share ("Heftel Common Stock"), in exchange for each share of Tichenor Common Stock and (b) 4.3478 shares of Heftel Common Stock in exchange for each share of Tichenor Junior Preferred Stock.
Fractional shares were not issued; instead former Tichenor shareholders will be entitled to receive in cash an amount equal to the product of $44.00, the closing price of a share of Heftel Common Stock on February 13, 1997, multiplied by the fractional share percentage. In addition, the holders of Tichenor 14% Senior Redeemable Cumulative Preferred Stock ("Tichenor Senior Preferred") received $1,000 per share plus accrued and unpaid dividends through December 31, 1995 for each share of Tichenor Senior Preferred.

        The transaction value of the Merger was approximately $326.9 million which is the sum of (a) the fair value of the Tichenor stock ($251.1 million),
(b) the outstanding Tichenor Senior Preferred ($3.3 million), and (c) Tichenor's long-term debt ($72.5 million). The fair value of the Tichenor stock is the sum of (a) the issuance of 5,689,878 shares of Heftel Common Stock with an aggregate value of $250.4 million based on a closing price of $44.00 per share on February 13, 1997, and (b) the direct costs related to the Merger. The Merger will be accounted for using the purchase method of accounting. The direct costs related to the Merger were funded from the working capital of the Company. The Tichenor Senior Preferred Stock and long-term debt were retired at the date of the Merger using a portion of the proceeds from the Company's recently completed secondary public stock offering plus borrowings under a new credit agreement.

        At the effective time of the Merger, the existing board of directors of the Company resigned and five designees of Tichenor were appointed to serve as the directors of the Company. The Tichenor designees are McHenry T. Tichenor, Jr., McHenry T. Tichenor, Sr., Robert W. Hughes, James M. Raines and Ernesto Cruz. In addition, McHenry T. Tichenor, Jr., the former president and a principal shareholder of Tichenor became the Chairman, President and Chief Executive Officer of the Company pursuant to a five year employment agreement.

        Further, immediately prior to the effective time of the Merger, the Company filed a Second Amended and Restated Certificate of Incorporation ("Second Amended Certificate"), which increased the total number of authorized shares of the Company to 105,000,000 shares consisting of three classes of capital stock as follows: (i) 50,000,000 shares of Class A Common Stock, par value $.001 per share; (ii) 50,000,000 shares of Class B Common Stock, par value $.001 per share; and (iii) 5,000,000 shares of Preferred Stock, par value $.001


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per share.  The rights of the Class A and Class B Common Stock are identical except that the Class B Common Stock shall have no voting rights, except in certain matters. Under the terms of the Merger Agreement, all of the outstanding shares of Heftel Common Stock owned by Clear Channel were converted to Class B Common Stock at the effective time of the Merger.

Item 5.        Other Events

        On February 14, 1997, the Company and its subsidiaries entered into a new credit agreement ("Credit Agreement") with The Chase Manhattan Bank, as Administrative agent, and certain other lenders (collectively the "Lenders"). The Credit Agreement provides a total credit facility of $300 million. On February 14, 1997, the Company used advances of $46 million under the Credit Agreement and a portion of the proceeds from the Company's recently completed secondary public stock offering to retire the outstanding debt of Tichenor assumed on the date of the Merger.

        See Exhibit 10.5 hereto for further information.

Item 7.         Financial Statements and Exhibits

        (b)     The following exhibits are included herein:

2.1            Amended and Restated Agreement and Plan of Merger, dated October
               10, 1996, between Clear Channel Communications, Inc. and Tichenor
               Media System, Inc. without Exhibits (Schedules omitted)
               (incorporated by reference to Exhibit 2.5.7 to the Company's
               Annual Report on Form 10-K/A for the year ended September 30,
               1996).

2.2            Assignment Agreement, dated October 10, 1996 by Registrant and
               Heftel Merger Sub, Inc. (incorporated by reference to Exhibit
               2.5.8 to the Company's Annual Report on Form 10-K/A for the year ended September 30, 1996).

3.1            Second Amended and Restated Certificate of Incorporation dated
               February 14, 1997.

10.1 Registration Rights Agreement, dated February 14, 1997, by and among the Registrant, McHenry T. Tichenor, Sr., McHenry T.
               Tichenor, Jr., Warren W. Tichenor, William E. Tichenor, Jean T.
               Russell, McHenry T. Tichenor, Jr., as Custodian for David T.
               Tichenor, Alta Subordinated Debt Partners III, L.P., Prime II
               Management, LP, PrimeComm, LP, Ricardo A. del Castillo, Jeffrey
               T. Hinson and David L. Lykes.

10.2 Employment Agreement, dated February 14, 1997, by and between the Registrant and McHenry T. Tichenor, Jr.

10.3 Stockholders Agreement, dated February 14, 1997, by and among the Registrant and each of the stockholders listed on the signature pages thereto (incorporated by reference to Exhibit
               10.4 to Schedule 13(d) of McHenry T. Tichenor, Jr. filed on
               February 14, 1997).

10.4 Registration Rights Agreement, dated February 14, 1997, by and among the Registrant and Clear Channel Communications, Inc.

10.5           Credit Agreement between Heftel Broadcasting Corporation and
               Subsidiaries and The Chase Manhattan Bank, as Administrative
               Agent, and certain other lenders dated February 14, 1997 without
               Exhibits (Schedules omitted).
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        Registrant agrees to furnish supplementally a copy of any omitted schedules or Exhibits to the Commission upon request.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated March 3, 1997                       HEFTEL BROADCASTING CORPORATION



                                          By: /s/ Jeffrey T. Hinson
                                              ---------------------------
                                              Jeffrey T. Hinson
                                              Senior Vice President and
                                                Chief Financial Officer
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                              INDEX TO EXHIBITS



EXHIBIT
NUMBER                   DESCRIPTION
-------                  -----------

2.1            Amended and Restated Agreement and Plan of Merger, dated October
               10, 1996, between Clear Channel Communications, Inc. and Tichenor
               Media System, Inc. without Exhibits (Schedules omitted)
               (incorporated by reference to Exhibit 2.5.7 to the Company's
               Annual Report on Form 10-K/A for the year ended September 30,
               1996).

2.2            Assignment Agreement, dated October 10, 1996 by Registrant and
               Heftel Merger Sub, Inc. (incorporated by reference to Exhibit
               2.5.8 to the Company's Annual Report on Form 10-K/A for the year ended September 30, 1996).

3.1            Second Amended and Restated Certificate of Incorporation dated
               February 14, 1997.

10.1 Registration Rights Agreement, dated February 14, 1997, by and among the Registrant, McHenry T. Tichenor, Sr., McHenry T.
               Tichenor, Jr., Warren W. Tichenor, William E. Tichenor, Jean T.
               Russell, McHenry T. Tichenor, Jr., as Custodian for David T.
               Tichenor, Alta Subordinated Debt Partners III, L.P., Prime II
               Management, LP, PrimeComm, LP, Ricardo A. del Castillo, Jeffrey
               T. Hinson and David L. Lykes.

10.2 Employment Agreement, dated February 14, 1997, by and between the Registrant and McHenry T. Tichenor, Jr.

10.3 Stockholders Agreement, dated February 14, 1997, by and among the Registrant and each of the stockholders listed on the signature pages thereto (incorporated by reference to Exhibit
               10.4 to Schedule 13(d) of McHenry T. Tichenor, Jr. filed on
               February 14, 1997).

10.4 Registration Rights Agreement, dated February 14, 1997, by and among the Registrant and Clear Channel Communications, Inc.

10.5           Credit Agreement between Heftel Broadcasting Corporation and
               Subsidiaries and The Chase Manhattan Bank, as Administrative
               Agent, and certain other lenders dated February 14, 1997 without Exhibits (Schedules omitted).
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